                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 10, 2002
                                                           ------------


                               PC CONNECTION, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                          0-23827                        02-0513618
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
     incorporation)


          Route 101A, 730 Milford Road, Merrimack, New Hampshire     03054
               (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (603) 423-2000
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On May 10, 2002, the Company is planning to participate in Baird's 2002 Growth Stock conference in Chicago, Illinois, and will be discussing its recent acquisition of MoreDirect, Inc., reported previously in the Company's 8-K filing, dated April 5, 2002. During the course of that discussion, certain limited pro forma combined financial information and comparative product mix information with respect to that acquisition will be presented to attendees of the Conference. This information is included in Item 7(c) below as an Exhibit. Complete financial information required by Item 7(a) and pro forma financial information required by Item 7(b) will be filed by amendment to the April 5 Form 8-K by June 21, 2002.

Item 7. Financial Statements and Exhibits

     (c) 99.2 Pro forma Information for Investors' Conference

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2002            PC CONNECTION, INC.


                                By: /s/ Mark A. Gavin
                                    --------------------------------
                                    Name: Mark A. Gavin
                                     Title: Senior Vice President of Finance and
                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

99.2                 Investor Conference Presentation - Acquisition of
                     MoreDirect, Inc.